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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21815

                        PNC ABSOLUTE RETURN TEDI FUND LLC
               (Exact name of registrant as specified in charter)

                                    --------

                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2009

                    DATE OF REPORTING PERIOD: MARCH 31, 2009

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

PNC ABSOLUTE RETURN TEDI FUND LLC
ANNUAL REPORT
MARCH 31, 2009

PNC ABSOLUTE RETURN TEDI FUND LLC
CONTENTS
MARCH 31, 2009

                                                                          PAGE
Report of Independent Registered Public Accounting Firm................      2

FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities.......................      3

Consolidated Statement of Operations...................................      4

Consolidated Statements of Changes in Members' Capital.................      5

Consolidated Statement of Cash Flows...................................      6

Consolidated Financial Highlights......................................      7

Notes to Consolidated Financial Statements.............................      8

Directors and Officers of the Fund (Unaudited).........................     14

Other Information (Unaudited)..........................................     18

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Absolute Return TEDI Fund LLC:

We have audited the accompanying consolidated statement of assets and liabilities of PNC Absolute Return TEDI Fund LLC (the "Fund") as of March 31, 2009, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members' capital for each of the two years in the period then ended and the consolidated financial highlights for the years ended March 31, 2009 and 2008 and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Absolute Return TEDI Fund LLC as of March 31, 2009, the results of its operations and its cash flows for the year then ended, and the changes in its members' capital for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the consolidated financial statements include an investment in PNC Absolute Return Master Fund LLC (the "Master Fund") valued at $3,731,926 (99.96% of total members' capital) as of March 31, 2009, whose fair value has been estimated by management in the absence of readily ascertainable market values. Management's estimate is based on information provided by the investment managers or general partners of the underlying funds of the Master Fund.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2009

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009

ASSETS
Investment in PNC Absolute Return Master Fund LLC ("Master Fund")           $     3,731,926
Receivable from Master Fund for tender offer                                        100,000
Receivable from Manager                                                              72,957
Restricted cash                                                                      20,000
Subscriptions receivable                                                              4,291
Prepaid expenses                                                                      1,380
                                                                            ---------------
   Total assets                                                                   3,930,554
                                                                            ---------------
LIABILITIES
Note payable for tender offer                                                       120,000
Administration fees payable                                                          42,237
Other accrued expenses                                                               35,081
                                                                            ---------------
   Total liabilities                                                                197,318
                                                                            ---------------
   Net assets                                                               $     3,733,236
                                                                            ===============

MEMBERS' CAPITAL
Capital                                                                     $     4,401,500
Accumulated net investment loss                                                    (246,317)
Accumulated net realized gain on investments                                        691,345
Net unrealized depreciation on investments                                       (1,113,292)
                                                                            ---------------
     Members' capital                                                       $     3,733,236
                                                                            ===============

               The accompanying notes are an integral part of the
                       consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2009

NET INVESTMENT LOSS ALLOCATED FROM MASTER FUND
   Dividend income                                                          $         4,008
   Expenses                                                                         (92,243)
                                                                            ---------------
     Net investment loss allocated from Master Fund                                 (88,235)
                                                                            ---------------

EXPENSES
Administration fees                                                                  25,442
Directors' fees                                                                       7,812
Chief Compliance Officer fees                                                         6,299
Audit and tax fees                                                                   42,236
Legal fees                                                                           28,184
Printing fees                                                                        20,654
Registration fees                                                                     5,062
Tax expenses                                                                          4,074
Other expenses                                                                       (1,780)
                                                                            ---------------
        Total operating expenses                                                    137,983
                                                                            ---------------

Less:
     Expense waiver/reimbursement from Manager                                     (125,624)
                                                                            ---------------
        Net operating expenses                                                       12,359
                                                                            ---------------
        Net investment loss                                                        (100,594)
                                                                            ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM
     MASTER FUND
Net realized gain on investments                                                    180,915
Net change in unrealized depreciation on investments                               (913,659)
                                                                            ---------------
        Net realized and unrealized loss on investments allocated from
          Master Fund                                                              (732,744)
                                                                            ---------------
Net decrease in members' capital from operating activities                  $      (833,338)
                                                                            ===============

               The accompanying notes are an integral part of the
                       consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2008

FROM OPERATING ACTIVITIES
Net investment loss                                                         $       (96,095)
Net realized gain on investments                                                    393,352
Net change in unrealized appreciation
on investments                                                                     (240,378)
                                                                            ---------------
   Net increase in members' capital
   from operating activities                                                         56,879
                                                                            ---------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                                  1,685,000
Cost of Interests repurchased                                                      (100,000)
                                                                            ---------------
   Net increase in members' capital
   from capital transactions                                                      1,585,000
                                                                            ---------------
MEMBERS' CAPITAL
Balance at beginning of year                                                      2,824,695
                                                                            ---------------
Balance at end of year                                                      $     4,466,574
                                                                            ===============

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                                                         $      (100,594)
Net realized gain on investments                                                    180,915
Net change in unrealized depreciation
on investments                                                                     (913,659)
                                                                            ---------------
   Net decrease in members' capital
   from operating activities                                                       (833,338)
                                                                            ---------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                                    300,000
Cost of Interests repurchased                                                      (200,000)
                                                                            ---------------
   Net increase in members' capital
   from capital transactions                                                        100,000
                                                                            ---------------
MEMBERS' CAPITAL
Balance at beginning of year                                                      4,466,574
                                                                            ---------------
Balance at end of year                                                      $     3,733,236
                                                                            ===============

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital from operating activities                  $      (833,338)
Adjustments to reconcile net decrease in members' capital
  from operating activities to net cash used in operating activities
   Purchases of investments in Master Fund                                         (400,942)
   Proceeds from sale of investments in Master Fund                                 401,037
   Net investment loss and realized/unrealized loss allocated
   from Master Fund                                                                 820,979
   Increase in restricted cash                                                      (20,000)
   Increase in receivable from Manager                                               (9,949)
   Decrease in prepaid directors' fees                                                  549
   Increase in subscription receivable                                               (4,291)
   Increase in prepaid expenses                                                      (1,380)
   Increase in administration fees payable                                           15,000
   Decrease in Chief Compliance Officer fees payable                                   (652)
   Decrease in due to Master Fund                                                   (63,124)
   Decrease in other accrued expenses                                               (23,889)
                                                                            ---------------
        Net cash used in operating activities                                      (120,000)
                                                                            ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                                    300,000
Cost of Interests repurchased                                                      (180,000)
                                                                            ---------------
        Net cash provided by financing activities                                   120,000
                                                                            ---------------
        Net change in cash and cash equivalents                                          --


CASH AND CASH EQUIVALENTS
Beginning of year                                                                        --
                                                                            ---------------
End of year                                                                 $            --
                                                                            ===============


NON-CASH FINANCING ACTIVITIES:
     Receivable from Master Fund for tender offer                           $       100,000

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                         MARCH 31,     MARCH 31,       MARCH 31,
                                                           2009          2008           2007+
                                                        -----------   ------------   --------------
Total return (1)                                           (18.68)%         3.01 %           3.85 %
Incentive fee                                               (0.00)%        (0.00)%          (0.35)%
        Total return after incentive fee (1)               (18.68)%         3.01 %           3.50 %
Members' capital, end of period (000's)                 $   3,733     $    4,467     $      2,825

RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio,
   Before waivers and reimbursements                        (5.45)%        (5.70)%         (10.16)% (3)
   Net of waivers and reimbursements                        (2.42)%        (2.40)%          (3.59)% (3)
Expense ratio before incentive fee,
   Before waivers and reimbursements (2)                     5.55 %         5.77 %           9.56 % (3)
   Net of waivers and reimbursements (2)                     2.52 %         2.47 %           2.99 % (3)

Expense ratio before incentive fee, net of
   waivers and reimbursements                                2.52 %         2.47 %           2.99 % (3)
Incentive fee                                                0.00 %         0.00 %           0.51 % (3)
                                                        ---------     ----------     ------------
   Expense ratio after incentive fee, net of
     waivers and reimbursements                              2.52 %         2.47 %           3.50 % (3)
   Portfolio turnover (5)                                   11.39 %        14.22 %          35.12 % (4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to a member's capital may vary from these ratios based on the timing of capital transactions. The waivers/reimbursements consist of voluntary payments made by the Manager. See Note 2 in Notes to Consolidated Financial Statements.

(3)   Annualized.

(4)   Not Annualized.

(5) Portfolio turnover represents the Master Fund's portfolio turnover and is calculated for the period indicated.

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

1.    ORGANIZATION

      PNC Absolute Return TEDI Fund LLC, the "Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Fund's interests (the "Interests") are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale. The Fund was formed on August 4, 2005 with operations commencing on July 1, 2006.

      The Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve this objective by investing substantially all of its investable assets into the PNC Absolute Return Cayman Fund LDC (formerly Mercantile Absolute Return Offshore Fund for Tax-Exempt/Deferred Investors
      (TEDI) LDC), the "Offshore Fund", a Cayman Islands limited duration company with the same investment objectives as the Fund. The Offshore Fund commenced operations on July 1, 2006. The Offshore Fund invests substantially all of its investable assets into PNC Absolute Return Master Fund LLC (the "Master Fund"), a Delaware limited liability company with the same investment objectives as the Fund and the Offshore Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 9.3% of the Master Fund as of March 31, 2009. As the Fund controls substantially all of the operations of the Offshore Fund, these financial statements are the consolidation of the Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.

      The Master Fund seeks to achieve the investment objectives by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund and should be read in conjunction with the Fund's financial statements.

      The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

      PNC Capital Advisors, Inc. (formerly Mercantile Capital Advisors, Inc.), the "Manager", serves as the investment manager of the Fund and Master Fund. The Manager oversees the management of the day-to-day operations of the Fund and the Master Fund under the supervision of both the Fund's and the Master Fund's Board of Directors, respectively. The Manager is registered as an investment

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      adviser under the Advisers Act of 1940 (the "Advisers Act") and is a corporation formed under the laws of the State of Maryland. The Manager was a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, which, in turn, was wholly-owned by Mercantile Bankshares Corporation ("Mercantile Bankshares"). On March 2, 2007, Mercantile Bankshares merged into and with The PNC Financial Services Group, Inc. ("PNC"). As a result of the merger, the Manager is now indirectly wholly owned by PNC, a financial holding company. The acquisition by PNC of the indirect controlling interest in the Manager resulted in an "assignment," as that term is defined in the 1940 Act, of the prior investment management agreement which automatically terminated in accordance with its terms. The Manager continued to provide investment management services to the Fund and the Master Fund under interim investment management agreements (collectively the "Interim Investment Management Agreements") approved by the Board of Directors, from March 2, 2007 through July 20, 2007, when the Fund's members approved the new investment management agreements.

      At March 31, 2009, PNC Investment Corp., an affiliate of the Manager, had a capital balance in the Fund of $116,819.

      The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Fund of Funds Group LLC (formerly, Ramius HVB Partners,
      LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

      Generally, initial and additional subscriptions for Interests by eligible members may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

      A.    PORTFOLIO VALUATION

            The net asset value of the Fund is determined as of the close of business at the end of each month. The net asset value of the Fund equals the value of the assets of the Fund, respectively, less liabilities, including accrued fees and expenses.

            The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at value which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, which are attached to this report.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      B.    FAIR VALUE MEASUREMENTS

            The Fund and the Master Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS No. 157), effective April 1, 2008. SFAS No. 157 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

      C.    INCOME RECOGNITION AND SECURITY TRANSACTIONS

            Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Master Fund. The Fund will bear, as an investor in the Master Fund, its share of the income, realized and unrealized gains and losses of the Master Fund.

      D.    INVESTMENT IN REGISTERED INVESTMENT COMPANY

            The Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2009 there was no investment in this registered investment company.

      E.    SEGREGATED ACCOUNT

            A portion of the investment in the Master Fund is segregated to finance the repurchase of Interests from tender offers.

      F.    FUND EXPENSES

            The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: legal fees; administrative fees; auditing fees; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund. Certain expenses of the Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to members. The Master Fund pays the expense allocated to, and incurred by, the Fund and is reimbursed by the Fund through the redemption of Interests in the Master Fund.

      G.    INCOME TAXES

            The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to such member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Fund is subject to other filing requirements.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      H.    DISTRIBUTION POLICY

            The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

      I.    CAPITAL ACCOUNTS

            Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

      J.    RESTRICTED CASH

            The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

      K.    USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3     RELATED PARTY TRANSACTIONS

      A.    INCENTIVE FEES

            The Fund pays the Manager an annual incentive fee ("Incentive Fee"), payable at the fiscal period-end (the "Incentive Period"), equal to 10% of each member's net profits in excess of such member's "Loss Carryforward Amount" and the Benchmark Return. The Loss Carryforward Amount for each member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each member's capital account for such Incentive Period. The "Benchmark Return" is a non-cumulative return, determined from the first date of the fiscal year, except if a member's initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters, as published by Bloomberg, L.P. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      B.    ADMINISTRATION AND OTHER FEES

            The Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.25% of members' capital of the Fund plus a $15,000 flat fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

            SEI Private Trust Company serves as custodian and escrow agent for the Fund's assets.

      C.    BOARD FEES

            The Fund pays each Director an annual retainer of $1,000. The Directors will not receive any fees from the Fund for attending regular Board meetings, but the Fund will pay each Director $500, plus expenses, for each special or telephonic meeting if such meeting is called solely for the Fund. Total amounts incurred related to Board meetings by the Master Fund allocated to the Fund for the year ended March 31, 2009 were $12,835, which includes $5,023 allocated from Master.

4.    CONCENTRATION OF RISK

      The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. The Master Fund's concentration of risk is discussed in the notes to the Master Fund's financial statements.

5.    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in the notes to the Master Fund's financial statements.

6.    GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

      In the normal course of business the Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.    INVESTMENT TRANSACTIONS

      For the year ended March 31, 2009, aggregate purchases of the Master Fund amounted to $400,942 and aggregate sales of the Master Fund amounted to $401,037.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

8.    TENDER OFFERS

      On February 26, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2008. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after June 30, 2008. Members received an initial payment of $90,000 on July 31, 2008 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2009 year end audit.

      On August 26, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by Members of the Fund at a price equal to the net asset value at December 31, 2008. Tenders with an estimated value in the amount of $100,000 were received and accepted by the Fund from Members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after December 31, 2008. Members received an initial payment of $90,000 on January 31, 2009 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2009 year end audit.

      On February 24, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after June 30, 2009, and the remaining payment promptly after the completion of the Fund's March 31, 2010 year end audit.

PNC ABSOLUTE RETURN TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o PNC Absolute Return TEDI Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS

                      POSITION(S)     LENGTH OF           PRINCIPAL
                      HELD WITH         TIME            OCCUPATION(S)
  NAME AND AGE          FUND           SERVED        DURING PAST 5 YEARS     OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------   -------------  --------------   --------------------   --------------------------------------
L. White              Director       Since 2003      Retired since 2001;    PNC Alternative Strategies Master Fund
Matthews, III                                        Chairman, Ceridian     LLC, PNC Alternative Strategies Fund
Age: 63                                              Corporation, 2006 to   LLC, PNC Alternative Strategies TEDI
                                                     present.               Fund LLC, PNC Long-Short Master Fund
                                                                            LLC, PNC Long-Short Fund LLC, PNC
                                                                            Long-Short TEDI Fund LLC, PNC
                                                                            Absolute Return Fund LLC, PNC
                                                                            Absolute Return Master Fund LLC; PNC
                                                                            Funds, Inc.; Matrixx Initiatives, Inc.
                                                                            (pharmaceuticals); Imation Corp. (data
                                                                            storage products).

Edward D.             Director       Since 2002      Dean and Chief         PNC Alternative Strategies Master Fund
Miller                                               Executive Officer,     LLC, PNC Alternative Strategies Fund
Age: 66                                              Johns Hopkins          LLC, PNC Alternative Strategies TEDI
                                                     Medicine, January      Fund LLC, PNC Long-Short Master Fund
                                                     1997 to present.       LLC, PNC Long-Short Fund LLC, PNC
                                                                            Long-Short TEDI Fund LLC, PNC
                                                                            Absolute Return Fund LLC, PNC
                                                                            Absolute Return Master Fund LLC; PNC
                                                                            Funds, Inc.; Bradmer Pharmaceuticals
                                                                            Inc. (pharmaceuticals).

PNC ABSOLUTE RETURN TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

John R. Murphy       Director       Since 2002       Vice Chairman,          PNC Alternative Strategies Master Fund
Age: 75              and                             National Geographic     LLC, PNC Alternative Strategies Fund
                     Chairman                        Society, March 1998     LLC, PNC Alternative Strategies TEDI
                     of the                          to present.             Fund LLC, PNC Long-Short Master
                     Board                                                   Fund LLC, PNC Long-Short Fund LLC,
                                                                             PNC Long-Short TEDI Fund LLC, PNC
                                                                             Absolute Return Fund LLC, PNC
                                                                             Absolute Return Master Fund LLC; PNC
                                                                             Funds, Inc.; Omnicom Group, Inc.
                                                                             (media and marketing services); Sirsi
                                                                             Dynix (technology).

Thomas L.            Director       Since 2005       Retired since August    PNC Alternative Strategies Master Fund
Owsley                                               2004; President,        LLC, PNC Alternative Strategies Fund
Age: 68                                              Chief Executive         LLC, PNC Alternative Strategies TEDI
                                                     Officer and Chief       Fund LLC, PNC Long-Short Master
                                                     Operating Officer,      Fund LLC, PNC Long-Short Fund LLC,
                                                     Crown Central           PNC Long-Short TEDI Fund LLC, PNC
                                                     Petroleum               Absolute Return Fund LLC, PNC
                                                     Corporation 2003 to     Absolute Return Master Fund LLC; PNC
                                                     August 2004: Senior     Funds, Inc.
                                                     Vice President,
                                                     General Counsel and
                                                     Corporate Secretary,
                                                     Crown Central
                                                     Petroleum
                                                     Corporation, 2001 to
                                                     2003.

George R.            Director       Since 2002       President, U.S.-Japan   PNC Alternative Strategies Master Fund
Packard, III                                         Foundation, July        LLC, PNC Alternative Strategies Fund
Age: 77                                              1998 to present.        LLC, PNC Alternative Strategies TEDI
                                                                             Fund LLC, PNC Long-Short Master
                                                                             Fund LLC, PNC Long-Short Fund LLC,
                                                                             PNC Long-Short TEDI Fund LLC, PNC
                                                                             Absolute Return Fund LLC, PNC
                                                                             Absolute Return Master Fund LLC; PNC
                                                                             Funds, Inc.

PNC ABSOLUTE RETURN TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

INTERESTED DIRECTOR

                       POSITION       LENGTH OF
                       HELD WITH        TIME         PRINCIPAL OCCUPATION
  NAME AND AGE           FUND          SERVED        DURING PAST 5 YEARS     OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------   -------------  --------------   ---------------------   -------------------------------------
Decatur H.           Director       Since 2002       Retired.                PNC Alternative Strategies Master
Miller (1)                                                                   Fund LLC, PNC Alternative Strategies
Age: 76                                                                      Fund LLC, PNC Alternative Strategies
                                                                             TEDI Fund LLC, PNC Long-Short
                                                                             Master Fund LLC, PNC Long-Short
                                                                             Fund LLC, PNC Long-Short TEDI
                                                                             Fund LLC, PNC Absolute Return Fund
                                                                             LLC, PNC Absolute Return Master
                                                                             Fund LLC; PNC Funds, Inc.

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of PNC Capital Advisors, Inc. ("PCA"), is also a co-trustee.

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

                      POSITION HELD    LENGTH OF                  PRINCIPAL OCCUPATION(S)
   NAME AND AGE         WITH FUND     TIME SERVED                   DURING PAST 5 YEARS
--------------------  --------------  ------------   -----------------------------------------------------
Kevin A. McCreadie    President       Since 2004     President and Chief Executive Officer, PCA since
Age: 48                                              March 2004; Chief Investment Officer, PCA since
                                                     2002; Chief Investment Officer, PNC Wealth
                                                     Management since 2007; Partner of Brown Investment
                                                     Advisory & Trust Company from 1999 to 2002.

Jennifer E. Spratley  Vice President  Since March    Treasurer and Vice President, PCA since September
Age: 40               and Treasurer   2008 and       2007; Unit Leader, Fund Accounting and
                                      September      Administration, SEI Investments Global Funds Services
                                      2007,          2005 to 2007; Fund Accounting Director, SEI Global
                                      respectively   Funds Services 1999 to 2007.

PNC ABSOLUTE RETURN TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

                                        LENGTH
                      POSITION HELD     OF TIME                      PRINCIPAL OCCUPATION(S)
   NAME AND AGE         WITH FUND        SERVED                        DURING PAST 5 YEARS
--------------------  --------------  ------------   -----------------------------------------------------------
George L. Stevens     Assistant Vice  Since          Director-CCO Services, Beacon Hill Fund Services, Inc.
Age: 64               President and   2008           (distributor services, chief compliance officer services
                      Chief                          and/or chief financial officer services) since 2008; Vice
                      Compliance                     President, Citi Fund Services Ohio, Inc. from 1995 to 2008.
                      Officer

Jennifer E. Vollmer   Secretary       Since          Senior Counsel, The PNC Financial Services Group, Inc.
Age: 37                               2002           since March 2007; Secretary, PCA since 2001; Vice
                                                     President, PCA 2001 to 2007.

Savonne L. Ferguson   Assistant       Since          Vice President, PCA since September 2007; Assistant Vice
Age: 35               Secretary       2004           President, PCA 2002 to 2007.

PNC ABSOLUTE RETURN TEDI FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

PNC ABSOLUTE RETURN MASTER FUND LLC
ANNUAL REPORT
MARCH 31, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
CONTENTS
MARCH 31, 2009

                                                                         PAGE
Fund Commentary (Unaudited) ..........................................      2

Report of Independent Registered Public Accounting Firm ..............      6

FINANCIAL STATEMENTS

Schedule of Investments ..............................................      7

Statement of Assets and Liabilities ..................................      9

Statement of Operations ..............................................     10

Statements of Changes in Members' Capital ............................     11

Statement of Cash Flows ..............................................     12

Financial Highlights .................................................     13

Notes to Financial Statements ........................................     14

Liquidity of Investment Funds (Unaudited) ............................     21

Directors and Officers of the Fund (Unaudited) .......................     22


Other Information (Unaudited) ........................................     26

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

Dear Members:

PNC Absolute Return Master Fund(1) (the "Fund") declined 17.77%, net of all fees and expenses, for the 12 months ended March 31, 2009 (the "Reporting Period"). The Fund produced positive returns in three of the 12 months ended March 31, 2009.

Especially in times such as this, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Fund has gained 2.07%, net of all fees, expenses and incentive allocations, on an annualized basis through March 31, 2009. The Fund closely tracked the HFRX Absolute Return Index(2), which generated a 2.18% annualized return during the same time frame. The Fund lagged the 4.39% annualized return of the Barclays Capital Aggregate Bond Index(3) (formerly the Lehman Brothers Aggregate Bond Index), but notably outperformed the 0.40% annualized return of the S&P 500 Index(4) over the same period.

MARKET AND ECONOMIC REVIEW

The Reporting Period was a historic time in the global financial markets, as strong global economic growth, fueled by leverage, reached an inflection point.

The first half of the Reporting Period was characterized by decelerating global economic growth, tightening credit, swelling energy prices, and rising global inflation. In particular, movements in headline crude oil prices consumed investors' attention across asset classes, with $140 per barrel oil stoking simultaneous fears of recession and inflation. In the U.S., a deteriorating employment picture, coupled with a tumbling housing market, continued to destroy consumer confidence as the Federal Reserve Board (the Fed) cut interest rates. Fears of systemic risk soon heightened and a crisis of confidence was set off in September 2008 with the bankruptcy of Lehman Brothers and the $85 billion government bailout of insurer American International Group (AIG). Indeed, during September alone, the Dow Jones Industrial Average(5) increased and decreased a cumulative total of 5,222 points; the CBOE Volatility Index(R) (VIX(R)(6) rose 90.8%; and the yield on the three-month Treasury bill briefly moved into negative territory for the first time in U.S. history. The inter-bank lending and money markets effectively froze completely, as confidence totally collapsed. In an effort to ameliorate this crisis, to backstop market liquidity and to shore up market confidence, monetary authorities, national governments, and regulatory bodies around the world undertook aggressive policy initiatives.

Nonetheless, during the second half of the Reporting Period, deteriorating economic conditions overwhelmed fiscal and monetary action as a continued rise in unemployment, increasing corporate bankruptcies, additional foreclosures in the housing market, and a weakened consumer carried markets lower. Finally, after a prolonged period of market capitulation, wherein investors sold securities at a loss for the purpose of moving funds from the sale into less risky investments, market sentiment shifted dramatically in March 2009, as recently launched policy initiatives led to improved economic data.

FUND REVIEW

FIXED INCOME ARBITRAGE. The Fund's fixed income arbitrage sub-funds as a group generated net negative returns during the Reporting Period. After generating outperforming returns early on, massive deleveraging occurred in government bonds and credit products, greatly affecting the strategy. Fundamentals were largely ignored, with managers selling what was liquid regardless of the securities' intrinsic value. For example, government bonds with certain maturities in the U.S., U.K. and Japan were trading cheap to interest rate swaps(7) -- and got cheaper as time went on in some cases. This was not rational, as government bonds should always be rich to swaps. After all, credit risk is not as great for

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

governments as it is for investment banks and brokers. This type of dislocation wreaked havoc on relative value fixed income managers and was responsible for a large part of the drawdown in October and November. Due to forced unwinds and a lack of investor interest, capital continued to abandon relative value strategies. On the positive side, long front-end yield curve and yield curve steepening trades were profitable, as major central banks continued to lower interest rates to fight the global recession. On the market front, the U.S. Fed brought the targeted federal funds rate to a 0% to 0.25% range and implemented quantitative easing measures, including the purchase of mortgage and government securities. Generally speaking, there continued to be lower leverage/risk exposures and high levels of unencumbered cash across the Fund's fixed income arbitrage strategy.

HEDGED EQUITY. As mentioned above, the Reporting Period was characterized by a combination of systemic risk, unprecedented government intervention, and deteriorating macroeconomic conditions. Together these factors contributed to declining equity markets. Global equity markets declined markedly in the Reporting Period, with the MSCI All Country World Index(8) returning -43.10% during the 12 months ended March 31, 2009. Despite overall de-risking by the Fund's underlying bench of managers, as they substantially reduced both gross and net exposure, the combination of extreme levels of volatility, high correlation among stocks, and a global ban on shorting financials, created a challenging investing environment. Managers operating within a disciplined risk management framework and possessing the trading acumen to actively move around positions performed comparatively well. Although long positions were responsible for the bulk of losses, a number of vicious short covering rallies also served to dampen gains posted by short positions. Despite this, the Reporting Period ended far more favorably than it started, as equity markets staged an impressive rally in March. More importantly, during these weeks, investor differentiation appeared to return to the market, a positive development for equity long/short investing going forward, as defensive names and sectors significantly outperformed their cyclical counterparts.

CREDIT-BASED. The capitulation during the Reporting Period greatly affected many leveraged market participants. The major credit indices posted significant negative returns, and the preponderance of hedge fund managers posted negative returns that varied by the amount of leverage deployed. Across most risky assets, spreads, or the difference in yields between these securities and duration-matched Treasuries, grew tighter toward the end of the Reporting Period. Such spread tightening was driven by the overall tone of the credit markets, which was helped by the cessation of technical-related pressures and by the various government initiatives aimed at bolstering the financial system. The top performing segment of the market was leveraged loans, which entered 2009 in completely unchartered territory having lost 28% over the course of 2008. The loan market rallied approximately 8% during the first quarter of 2009 on the back of little to no supply, demand resulting from prepayments, company sponsored buy-backs, crossover interest from high yield accounts and prime-fund inflows. The high yield corporate bond market rallied with the loan market but to a lesser extent, registering a 5% gain. At the end of the Reporting Period, we believed that, notwithstanding all of the monetary, fiscal and policy stimulus in the pipeline, the credit markets could not escape the fact that the default rate was rising dramatically and would likely eclipse 10% by year-end 2009. Many market prognosticators expect that the default rate will not peak until well into 2010, when the rate could reach as high as 15%. However, tempering the news of increased supply is that loss severities have been substantially higher than during other periods, with senior secured bank debt recovering just 39% on average to date. This figure is roughly half of the previous cycle average.

EVENT-DRIVEN. During the Reporting Period, event driven managers were greatly affected by technical pressures from broad deleveraging and de-risking throughout the market. Activist managers expressing fundamental value were particularly hurt, as the market was overwhelmed with the uncertain macroeconomic environment. However, market turbulence created a fertile environment for activists to

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

execute on their value creation initiatives, particularly those strategic and operational in nature. Market volatility also enabled these managers to implement significant turnover in portfolios to take advantage of newer, unprecedented opportunities. On the merger arbitrage side, there was a rapid decline in activity during the Reporting Period. In the U.S., merger activity was muted. However, first quarter 2009 deals such as Pfizer's $68 billion acquisition of Wyeth and Merck's $41 billion purchase of Schering-Plough demonstrated the potential for strategic deals to take place even in the current environment. Within distressed strategies, default activity picked up significantly during the Reporting Period. The default rate is widely expected to test 15% levels in the months ahead, creating, in our view, the potential for significant opportunity for distressed debt managers.

STRATEGY AHEAD

Looking forward over the near term, the battle between bleak global economic conditions and the impact of aggressive fiscal and government policy should continue to drive financial markets. On the one hand, declining gross domestic product, depreciation in the housing sector, damaged consumer confidence, rising unemployment, and impaired financial institutions remain very real concerns. On the other hand, the Fed's announced plans to purchase $300 billion of U.S. government debt, the Treasury's Public-Private Investment Program (PPIP), which is aimed at relieving banks of toxic assets, and announced accounting changes from the Financial Accounting Standards Board (FASB) demonstrated the breadth of actions being taken to stem the economic decline. The G20 Summit in London yielded stronger commitments for coordinated global policy than was expected, and financial markets reacted positively as a result. Still, despite the rebound in financial markets and the moderation of economic data in March, the environment at the end of the Reporting Period remained characterized by a significant amount of uncertainty, as market participants continued to look for clarity on the depth of the impact of government initiatives.

Sincerely,

RAMIUS FUND OF FUNDS GROUP LLC

(1) THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

(2) THE HFRX ABSOLUTE RETURN INDEX IS AN INVESTABLE HEDGE FUND INDEX DESIGNED TO PROVIDE CONSISTENT RETURNS WITH MINIMAL CORRELATION TO THE EQUITY AND FIXED INCOME MARKETS.

(3) THE BARCLAYS CAPITAL AGGREGATE BOND INDEX (FORMERLY THE LEHMAN BROTHERS AGGREGATE BOND INDEX) IS A MARKET-WEIGHTED, INTERMEDIATE-TERM BOND INDEX THAT ENCOMPASSES U.S. TREASURY AND AGENCY SECURITIES AND INVESTMENT GRADE CORPORATE AND INTERNATIONAL (DOLLAR DENOMINATED) BONDS. IT IS AN UNMANAGED INDEX FREQUENTLY USED AS A GENERAL MEASURE OF BOND MARKET PERFORMANCE. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

(4) THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 OF THE LARGEST COMPANIES TRADING ON THE NYSE, AS SELECTED BY STANDARD & POOR'S. WIDELY REGARDED AS THE STANDARD FOR MEASURING LARGE-CAP U.S. STOCK MARKET PERFORMANCE, THE INDEX INCLUDES EXPOSURE IN ALL SECTORS AND INDUSTRIES. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

(5) THE DOW JONES INDUSTRIAL AVERAGE IS THE MOST WIDELY USED INDICATOR OF THE OVERALL CONDITION OF THE STOCK MARKET, A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS, PRIMARILY INDUSTRIALS. THE 30 STOCKS

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

    ARE CHOSEN BY THE EDITORS OF THE WALL STREET JOURNAL (WHICH IS PUBLISHED BY DOW JONES & COMPANY), A PRACTICE THAT DATES BACK TO THE BEGINNING OF THE CENTURY.

(6) THE CHICAGO BOARD OPTIONS EXCHANGE (CBOE) VOLATILITY INDEX(R) (VIX(R)) IS A KEY MEASURE OF MARKET EXPECTATIONS OF NEAR-TERM VOLATILITY CONVEYED BY S&P 500 STOCK INDEX OPTION PRICES. SINCE ITS INTRODUCTION IN 1993, VIX HAS BEEN CONSIDERED BY MANY TO BE THE WORLD'S PREMIER BAROMETER OF INVESTOR SENTIMENT AND MARKET VOLATILITY.

(7) AN INTEREST RATE SWAP IS AN AGREEMENT BETWEEN TWO PARTIES TO EXCHANGE ONE STREAM OF INTEREST PAYMENTS FOR ANOTHER, OVER A SET PERIOD OF TIME. SWAPS ARE DERIVATIVE CONTRACTS AND TRADE OVER-THE-COUNTER. THE MOST COMMONLY TRADED AND MOST LIQUID INTEREST RATE SWAPS ARE KNOWN AS "VANILLA" SWAPS, WHICH EXCHANGE FIXED-RATE PAYMENTS FOR FLOATING-RATE PAYMENTS BASED ON LIBOR, THE INTEREST RATE HIGH-CREDIT QUALITY BANKS (AA-RATED OR ABOVE) CHARGE ONE ANOTHER FOR SHORT-TERM FINANCING. LIBOR, THE LONDON INTER-BANK OFFERED RATE, IS THE BENCHMARK FOR FLOATING SHORT-TERM INTEREST RATES AND IS SET DAILY.) ALTHOUGH THERE ARE OTHER TYPES OF INTEREST RATE SWAPS, SUCH AS THOSE THAT TRADE ONE FLOATING RATE FOR ANOTHER, PLAIN VANILLA SWAPS COMPRISE THE VAST MAJORITY OF THE MARKET.

(8) THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX (MSCI AC WORLD INDEX) IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 2,000 COMPANIES, AND IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 46 DEVELOPED AND EMERGING MARKET COUNTRIES IN NORTH AND SOUTH AMERICA, EUROPE, AFRICA, AND THE PACIFIC RIM. THE INDEX IS CALCULATED WITH NET DIVIDENDS REINVESTED IN U.S. DOLLARS. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Absolute Return Master Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Absolute Return Master Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and financial highlights for the years ended March 31, 2009 and 2008 and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Absolute Return Master Fund LLC as of March 31, 2009, the results of its operations and its cash flows for the year then ended, and the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in underlying funds, valued at $30,225,003 (74.92% of total members' capital) as of March 31, 2009, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the investment managers or general partners of the underlying funds.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2009

                            INVESTMENT STRATEGY AS A
                        PERCENTAGE OF TOTAL INVESTMENTS

                                  [PIE CHART]

Event-Driven                    31%

Multi-Strategy                  26%

Hedged Equity                   17%

Fixed Income Arbitrage          16%

Credit Based                    10%

                                                                                               % OF
INVESTMENT FUNDS*                                              COST             VALUE     MEMBERS' CAPITAL
EVENT-DRIVEN
     Aspen Partners, L.P.                                 $     32,308     $      4,643               0.01 %
     Canyon Value Realization Fund, L.P.                     1,302,402        1,256,102               3.11
     Castlerigg Partners, L.P.**                               911,191          714,077               1.77
     Cerberus Partners, L.P.                                 1,116,256        1,857,889               4.61
     Cevian Capital II, L.P.                                 1,750,000        1,055,790               2.62
     Icahn Partners, L.P.                                    1,337,873          954,203               2.37
     Montrica Global Opportunities, L.P.                     1,011,026          755,119               1.87
     Sisu Capital                                            1,200,000          665,713               1.65
     Sopris Capital Partners, L.P.                           1,032,915          623,151               1.54
     Taconic Opportunity Fund, L.P.                          1,142,148        1,286,932               3.19
                                                          ------------     ------------   ----------------
         Total Event-Driven                                 10,836,119        9,173,619              22.74
MULTI-STRATEGY
     Amaranth Partners, L.L.C.                                 156,400           93,657               0.23
     Elliott Associates, L.P.                                1,502,436        2,867,881               7.11
     Goldman Investment Partners                             2,500,000        2,130,198               5.28
     HBK Fund, L.P.**                                        1,022,657          831,611               2.06
     Millenium USA, LP**                                     2,016,706        2,033,591               5.04
                                                          ------------     ------------   ----------------
         Total Multi-Strategy                                7,198,199        7,956,938              19.72
HEDGED EQUITY
     Ascend Partners Fund II, L.P.                           1,064,378        1,377,500               3.42
     Perry Partners, L.P.                                      124,649          105,790               0.26
     PFM Diversified Fund, L.P.                              1,500,000        1,367,556               3.39
     SAC Multi-Strategy Fund LP**                              915,087          742,863               1.84
     SCP Domestic Fund, L.P.                                 1,000,000        1,570,085               3.89
                                                          ------------     ------------   ----------------
         Total Hedged Equity                                 4,604,114        5,163,794              12.80

                                                                     (CONTINUED)

PNC ABSOLUTE RETURN MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2009

                                                                                               % OF
INVESTMENT FUNDS* (CONTINUED)                                  COST            VALUE      MEMBERS' CAPITAL
FIXED INCOME ARBITRAGE
     Brevan Howard, L.P.                                  $  1,328,495    $   2,534,368              6.28%
     MKP Credit, L.P.                                        1,193,430        1,551,400              3.85
     Parsec Trading Corp.**                                  1,146,441          735,786              1.82
                                                          ------------    -------------   ---------------
         Total Fixed Income Arbitrage                        3,668,366        4,821,554             11.95

CREDIT BASED
     Blue Mountain Credit, L.P.**                              913,678        1,124,731              2.79
     Brigade Leveraged Capital Structures Fund, L.P.         1,500,000        1,307,240              3.24
     GSO Liquidity Partners L.P.                               500,000          156,896              0.39
     GSO Liquidity Sidecar L.P.                                 88,465           91,361              0.23
     GSO Special Situations, L.P.**                            412,353          428,870              1.06
                                                          ------------    -------------   ---------------
         Total Credit Based                                  3,414,496        3,109,098              7.71
                                                          ------------    -------------   ---------------
         Total Investments                                $ 29,721,294    $  30,225,003             74.92%
                                                          ============    =============   ===============

*     All investments are non-income producing.

**    Fund investment fully or partially segregated to cover tender offers.

As of March 31, 2009, the value of the Master Fund's investments by country as a percentage of members' capital is as follows:

       COUNTRY                           COST              VALUE
Cayman Islands - 6.31%               $   3,907,467   $   2,546,695
United States - 68.61%                  25,813,827      27,678,308
                                     -------------   -------------
                                     $  29,721,294    $ 30,225,003
                                     =============   =============

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $29,721,294. Net unrealized appreciation on investments for tax purposes was $503,709 consisting of $4,946,263 of gross unrealized appreciation and $4,442,554 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 74.92% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009

ASSETS
Investment Funds, at value (cost $29,721,294)                       $ 30,225,003
Investment in registered investment company (cost $6,206,442)*         6,206,442
Receivable from fund investments sold                                  4,370,538
Fund investments made in advance                                       2,300,000
Dividend income receivable                                                 4,176
Prepaid expenses                                                          17,494
                                                                    ------------
     Total assets                                                     43,123,653
                                                                    ------------

LIABILITIES
Due to feeder funds for tender offers                                  2,600,000
Management fee payable                                                    69,172
Administration fee payable                                                66,192
Directors' fees payable                                                    2,464
Other accrued expenses                                                    40,685
                                                                    ------------
     Total liabilities                                                 2,778,513
                                                                    ------------
     Net assets                                                     $ 40,345,140
                                                                    ============
MEMBERS' CAPITAL
Capital                                                             $ 32,815,474
Accumulated net investment loss                                       (3,025,223)
Accumulated net realized gain on investments                          10,051,180
Net unrealized appreciation on investments                               503,709
                                                                    ------------
     Members' capital                                               $ 40,345,140
                                                                    ============

*     See Note 2 in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2009

INVESTMENT INCOME
Dividend income                                                     $       46,386
                                                                    --------------
OPERATING EXPENSES
Management fees                                                            640,859
Administration fees                                                        103,289
Directors' fees                                                             58,884
Chief Compliance Officer fees                                                6,299
Audit fees                                                                  75,653
Legal fees                                                                  58,641
Tax expenses                                                                38,905
Registration fees                                                           16,729
Printing fees                                                               16,673
Line of credit facility fees                                                12,335
Interest expense                                                             7,257
Custodian fees                                                               5,164
Other expenses                                                              39,458
                                                                    --------------
     Operating expenses                                                  1,080,146
                                                                    --------------
     Net investment loss                                                (1,033,760)
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                         2,196,747
Net change in unrealized appreciation on investments                   (10,928,265)
                                                                    --------------
     Net realized and unrealized loss on investments                    (8,731,518)
                                                                    --------------
Net decrease in members' capital from operating activities          $   (9,765,278)
                                                                    ==============

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2008

FROM OPERATING ACTIVITIES
Net investment loss                                                 $   (1,166,147)
Net realized gain on investments                                         5,216,670
Net change in unrealized appreciation on investments                    (2,045,039)
                                                                    --------------
     Net increase in members' capital from operating activities          2,005,484
                                                                    --------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                         2,583,258
Cost of Interests repurchased                                           (5,568,100)
                                                                    --------------
     Net decrease in members' capital from capital transactions         (2,984,842)
                                                                    --------------
MEMBERS' CAPITAL
Balance at beginning of year                                            56,079,100
                                                                    --------------
Balance at end of year                                              $   55,099,742
                                                                    ==============

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                                                 $   (1,033,760)
Net realized gain on investments                                         2,196,747
Net change in unrealized appreciation on investments                   (10,928,265)
                                                                    --------------
     Net decrease in members' capital from operating activities         (9,765,278)
                                                                    --------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                           691,350
Cost of Interests repurchased                                           (5,680,674)
                                                                    --------------
     Net decrease in members' capital from capital transactions         (4,989,324)
                                                                    --------------
MEMBERS' CAPITAL
Balance at beginning of year                                            55,099,742
                                                                    --------------
Balance at end of year                                              $   40,345,140
                                                                    ==============

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital from operating activities          $  (9,765,278)
Adjustments to reconcile net decrease in members' capital from operating activities to net cash provided by operating activities
     Net change in unrealized appreciation on investments              10,928,265
     Net realized gain on investments                                  (2,196,747)
     Purchases of investments                                          (5,318,464)
     Proceeds from sale of investments                                 19,698,722
     Net purchase of short term investments                            (6,034,196)
     Increase in dividend income receivable                                (3,664)
     Increase in fund investments made in advance                      (2,300,000)
     Increase in receivable from fund investments sold                   (202,016)
     Decrease in due from feeder funds                                    149,255
     Decrease in prepaid expenses                                          40,820
     Decrease in Chief Compliance Officer fees payable                       (843)
     Increase in administration fee payable                                43,600
     Decrease in management fee payable                                   (69,732)
     Increase in Directors' fees payable                                    2,464
     Decrease in other accrued expenses                                    17,138
                                                                    -------------
         Net cash provided by operating activities                      4,989,324
                                                                    -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                          691,350
Cost of Interests repurchased                                          (5,680,674)
Proceeds from line of credit                                            1,900,000
Net repayments on line of credit                                       (1,900,000)
                                                                    -------------
         Net cash used in financing activities                         (4,989,324)
                                                                    -------------
         Net change in cash and cash equivalents                               --

CASH AND CASH EQUIVALENTS
Beginning of year                                                              --
                                                                    -------------
End of year                                                         $          --
                                                                    =============

SUPPLEMENTAL INFORMATION:
Interest paid on line of credit*                                    $       6,250
                                                                    =============

*     See Note 9 in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
FINANCIAL HIGHLIGHTS

                                                   YEAR        YEAR          PERIOD
                                                   ENDED       ENDED         ENDED
                                                 MARCH 31,   MARCH 31,     MARCH 31,
                                                   2009        2008          2007+
                                              -----------    --------    ------------
Total return (1)                                   (17.62)%      3.29 %      4.42 %
Members' Capital, end of period (000's)       $    40,345    $ 55,100    $ 56,079
RATIOS TO AVERAGE NET ASSETS

     Net investment loss                            (2.03)%     (1.93)%     (1.92)% (3)
     Net operating expenses (2)                      2.12 %      2.00 %      2.02 % (3)
Portfolio turnover                                  11.39 %     14.22 %     35.12 % (4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all the Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)   Annualized.

(4)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

1.    ORGANIZATION

      PNC Absolute Return Master Fund LLC, the "Master Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $55,921,867 (comprised of $54,892,511 of fund investments, $796,101 of cash, $232,881 of receivable from fund investments sold, and $374 of dividends receivable) from PNC Absolute Return Fund LLC (formerly Mercantile Absolute Return Fund LLC) on July 1, 2006. Unrealized appreciation on the fund investments of $12,732,962 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

      The Master Fund's investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

      The Master Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Master Fund on behalf of the Members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

      PNC Capital Advisors, Inc. (formerly Mercantile Capital Advisors, Inc.), the "Manager", is the investment manager of the Master Fund and oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board. The Manager is registered as an investment adviser under the Advisers Act of 1940 (the "Advisers Act") and is a corporation formed under the laws of the State of Maryland. The Manager was a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, which, in turn, was wholly-owned by Mercantile Bankshares Corporation ("Mercantile Bankshares"). On March 2, 2007, Mercantile Bankshares merged into and with The PNC Financial Services Group, Inc. ("PNC"). As a result of the merger, the Manager is now indirectly wholly owned by PNC, a financial holding company. The acquisition by PNC of the indirect controlling interest in the Manager resulted in an "assignment," as that term is defined in the 1940 Act, of the prior investment management agreement which automatically terminated in accordance with its terms. The Manager continued to provide investment management services to the Master Fund under an interim investment management agreement (the "Interim Investment Management Agreement") approved by the Board of Directors, from March 2, 2007 through July 20, 2007, when the Members approved the new investment management agreement.

      The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Fund of Funds Group, LLC (formerly, Ramius HVB Partners,
      LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Master Fund:

      A.    PORTFOLIO VALUATION

            The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

            The net asset value of the Master Fund equals the value of the Master Fund's assets less the Master Fund's liabilities, including accrued fees and expenses. The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

            Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

            In September, 2006, the Financial Accounting Standards Board
            (FASB) released Statement of Financial Accounting Standards (SFAS No. 157), which provides enhanced guidance for using fair value to measure assets and liabilities. The PNC Absolute Return Master Fund adopted SFAS No. 157 on April 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

      - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

      - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

      - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

      As required by SFAS No. 157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund's investments are measured at March 31, 2009:

                                                           Level 1    Level 2     Level 3        Total
                                                         -----------  -------  ------------- ------------
Investments in other hedge funds                         $        --  $    --  $ 30,225,003  $ 30,225,003
Investments in registered investment company               6,206,442       --            --     6,206,442
                                                         -----------  -------  ------------  ------------
TOTAL                                                    $ 6,206,442  $    --  $ 30,225,003  $ 36,431,445
                                                         -----------  -------  ------------  ------------

      The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                          Change in
   Beginning                              unrealized                           Net transfers      Ending
 Balance as of         Realized         appreciation/        Net purchase/     in and/or out   Balance as of
    3/31/08           gain/(loss)       (depreciation)           sales          of Level 3        3/31/09
---------------     --------------    -----------------    -----------------   -------------   -------------
$53,336,779         $    2,196,747    $     (10,928,265)   $     (14,380,258)  $          --   $  30,225,003
                    --------------    -----------------    -----------------   -------------   -------------

      Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date were $(7,428,513).

B.    INCOME RECOGNITION AND SECURITY TRANSACTIONS

      Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

    Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

C.  FUND EXPENSES

    The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; expenses of meetings of the Board and members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expense it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by, the Members and is reimbursed by the Members through the redemption of Interests by the Members.

    The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the year ended March 31, 2009, allocations/fees for these services ranged from 1.0% to 2.5% annually for management fees and ranged from 20% to 25% annually for the performance or incentive allocations.

D.  INCOME TAXES

    The Master Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

    On behalf of non-U.S. Members the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

E.  INVESTMENT IN REGISTERED INVESTMENT COMPANY

    The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund (the "Fund"), for cash management purposes. The Fund had entered into a Capital Support Agreement with a third-party on November 8, 2007, where the third-party provides capital to the Fund in order to keep the Fund's net asset value from dropping below $0.9950. This Capital Support Agreement was terminated as of August 1, 2008. At March 31, 2009, this investment consisted of 6,206,442 shares which amounted to 15.4% of members' capital.

F.  SEGREGATED INVESTMENTS

    Certain investments have been segregated to finance the repurchase of Interests from tender offers.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

G.    CAPITAL ACCOUNTS

      Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of the members' capital of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

H.    USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.    RELATED PARTY TRANSACTIONS

      A.    MANAGEMENT FEE

            The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the members' capital of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

      B.    ADMINISTRATION AND OTHER FEES

            The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.20% of members' capital of the Master Fund. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

            SEI Private Trust Company serves as custodian for the Master Fund's assets.

      C.    BOARD FEES

            Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Master Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the year ended March 31, 2009 were $58,884.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

4.    CONCENTRATION OF RISK

      The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

      Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

5.    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.    GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

      In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.    INVESTMENT TRANSACTIONS

      For the year ended March 31, 2009, the aggregate purchases and sales of investments (excluding short-term securities) were $5,318,464 and $19,698,722, respectively.

8.    TENDER OFFERS

      On February 26, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2008. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on July 31, 2008.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      On August 26, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2008. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on January 31, 2009.

      On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members are entitled to receive payment on or about 30 days after June 30, 2009.

9.    LINE OF CREDIT

      The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the year ended March 31, 2009 the Master Fund had average borrowings of $673,077 over a period of 78 days at an interest rate 6.00%. As of March 31, 2009, there were no borrowings outstanding.

10.   RECENT ACCOUNTING PRONOUNCEMENTS

      In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Master Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Master Fund's financial position, performance, and cash flows. Management is currently evaluating the impact of the adoption of SFAS No. 161 will have on the Master Fund's financial statements and related disclosures.

      In April 2009, FASB Staff Position No. 157-4 -- Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4) was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 -- Fair Value Measurement. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. Earlier adoption for periods ending before March 15, 2009, is not permitted. At this time, Management is evaluating the impact of FSP 157-4 on the Master Fund's financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2009

The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to three years from initial investment.

INVESTMENT FUNDS                                          LIQUIDITY
     Amaranth Partners, L.L.C.**                           Annually
     Ascend Partners Fund II, L.P.                        Quarterly
     Aspen Partners, L.P.**                                Annually
     Blue Mountain Credit, L.P.                           Quarterly
     Brevan Howard, L.P.                                   Monthly
     Brigade Leveraged Capital Structures Fund, L.P.      Quarterly
     Canyon Value Realization Fund, L.P.                  Quarterly
     Castlerigg Partners, L.P.                            Quarterly
     Cerberus Partners, L.P.*                            Semi-Annually
     Cevian Capital II, L.P.                               Annually
     Elliott Associates, L.P.                            Semi-Annually
     Goldman Investment Partners                          Quarterly
     GSO Liquidity Partners L.P.                           3-Year
     GSO Liquidity Sidecar                                 3-Year
     GSO Special Situations, L.P.                         Quarterly
     HBK Fund, L.P.                                       Quarterly
     Icahn Partners, L.P.                                Semi-Annually
     Millenium USA, LP                                    Quarterly
     MKP Credit, L.P.                                      Annually
     Montrica Global Opportunities, L.P.                  Quarterly
     Parsec Trading Corp.*                                 Monthly
     Perry Partners, L.P.                                 Annually
     PFM Diversified Fund, L.P.                           Quarterly
     SAC Multi-Strategy Fund LP                            Annually
     SCP Domestic Fund, L.P.                              Quarterly
     Sisu Capital                                          2-Year
     Sopris Capital Partners, L.P.                        Annually
     Taconic Opportunity Fund, L.P.                       Annually

*     Investment Fund has suspended redemptions as of March 31, 2009.

**    Investment Fund is in the process of liquidation.

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o PNC Absolute Return Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS

                          POSITION(S)   LENGTH OF      PRINCIPAL
                          HELD WITH      TIME       OCCUPATION(S)
     NAME AND AGE            FUND        SERVED    DURING PAST 5 YEARS    OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------   -----------   ----------  -------------------    --------------------------------------
L. White Matthews,       Director      Since       Retired since 2001;    PNC Alternative Strategies Master Fund
III                                    2003        Chairman, Ceridian     LLC, PNC Alternative Strategies Fund
Age: 63                                            Corporation, 2006 to   LLC, PNC Alternative Strategies TEDI
                                                   present;               Fund LLC, PNC Long-Short Fund LLC,
                                                                          PNC Long-Short TEDI Fund LLC, PNC
                                                                          Long-Short Master Fund LLC, PNC
                                                                          Absolute Return Fund LLC, PNC
                                                                          Absolute Return TEDI Fund LLC; PNC
                                                                          Funds, Inc.; Matrixx Initiatives, Inc.
                                                                          (pharmaceuticals); Imation Corp. (data
                                                                          storage products).

Edward D. Miller         Director      Since       Dean and Chief         PNC Alternative Strategies Master Fund
Age: 66                                2002        Executive Officer,     LLC, PNC Alternative Strategies Fund
                                                   Johns Hopkins          LLC, PNC Alternative Strategies TEDI
                                                   Medicine, January      Fund LLC, PNC Long-Short Fund LLC,
                                                   1997 to present.       PNC Long-Short TEDI Fund LLC, PNC
                                                                          Long-Short Master Fund LLC, PNC
                                                                          Absolute Return Fund LLC, PNC
                                                                          Absolute Return TEDI Fund LLC; PNC
                                                                          Funds, Inc.; Bradmer Pharmaceuticals
                                                                          Inc. (pharmaceuticals).

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

John R. Murphy           Director      Since       Vice Chairman,         PNC Alternative Strategies Master
Age: 75                  and           2002        National Geographic    Fund LLC, PNC Alternative Strategies
                         Chairman                  Society, March 1998    Fund LLC, PNC Alternative Strategies
                         of the                    to present.            TEDI Fund LLC, PNC Long-Short
                         Board                                            Fund LLC, PNC Long-Short TEDI
                                                                          Fund LLC, PNC Long-Short Master
                                                                          Fund LLC, PNC Absolute Return Fund
                                                                          LLC, PNC Absolute Return TEDI Fund
                                                                          LLC; PNC Funds, Inc.; Omnicom
                                                                          Group, Inc. (media and marketing
                                                                          services); Sirsi Dynix (technology).

Thomas L. Owsley         Director      Since       Retired since August   PNC Alternative Strategies Master
Age: 68                                2005        2004; President,       Fund LLC, PNC Alternative Strategies
                                                   Chief Executive        Fund LLC, PNC Alternative Strategies
                                                   Officer and Chief      TEDI Fund LLC, PNC Long-Short
                                                   Operating Officer,     Fund LLC, PNC Long-Short TEDI
                                                   Crown Central          Fund LLC, PNC Long-Short Master
                                                   Petroleum              Fund LLC, PNC Absolute Return Fund
                                                   Corporation 2003 to    LLC, PNC Absolute Return TEDI Fund
                                                   August 2004: Senior    LLC; PNC Funds, Inc.
                                                   Vice President,
                                                   General  Counsel and
                                                   Corporate Secretary,
                                                   Crown  Central
                                                   Petroleum Corporation,
                                                   2001 to 2003.

George R. Packard,       Director      Since       President, U.S. Japan  PNC Alternative Strategies Master
III                                    2002        Foundation.            Fund LLC, PNC Alternative Strategies
Age: 77                                                                   Fund LLC, PNC Alternative Strategies
                                                                          TEDI Fund LLC, PNC Long-Short
                                                                          Fund LLC, PNC Long-Short TEDI
                                                                          Fund LLC, PNC Long-Short Master
                                                                          Fund LLC, PNC Absolute Return Fund
                                                                          LLC, PNC Absolute Return TEDI Fund
                                                                          LLC; PNC Funds, Inc.

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009


INTERESTED DIRECTOR


                           POSITION     LENGTH OF        PRINCIPAL
                           HELD WITH     TIME       OCCUPATION DURING
     NAME AND AGE            FUND       SERVED        PAST 5 YEARS              OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------   ------------  ----------  -------------------    -------------------------------------------------
Decatur H. Miller(1)     Director      Since       Retired.               PNC Alternative Strategies Master
Age: 76                                2002                               Fund LLC, PNC Alternative
                                                                          Strategies Fund LLC, PNC
                                                                          Alternative Strategies TEDI Fund
                                                                          LLC, PNC Long-Short Fund LLC,
                                                                          PNC Long-Short TEDI Fund LLC,
                                                                          PNC Long-Short Master Fund LLC,
                                                                          PNC Absolute Return Fund LLC,
                                                                          PNC Absolute Return TEDI Fund LLC; PNC Funds, Inc.

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of PNC Capital Advisors, Inc. ("PCA"), is also a co-trustee.

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

                          POSITION(S)     LENGTH OF
                           HELD WITH         TIME                              PRINCIPAL OCCUPATION(S)
    NAME AND AGE              FUND          SERVED                               DURING PAST 5 YEARS
--------------------     --------------  ------------  ------------------------------------------------------------------------
Kevin A. McCreadie       President       Since 2004    President and Chief Executive Officer, PCA since March
Age: 48                                                2004; Chief Investment Officer, PCA since 2002; Chief Investment Officer,
                                                       PNC Wealth Management since 2007; Partner of Brown Investment Advisory &
                                                       Trust Company from 1999 to 2002.

Jennifer E. Spratley     Vice President  Since         Treasurer and Vice President, PCA since September 2007;
Age: 40                  and Treasurer   March 2008    Unit Leader, Fund Accounting and Administration, SEI
                                         and           Investments Global Funds Services 2005 to 2007; Fund
                                         September     Accounting Director, SEI Global Funds Services 1999 to
                                         2007,         2007.
                                         respectively

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

                           POSITION(S)      LENGTH
                           HELD WITH        OF TIME                     PRINCIPAL OCCUPATION(S)
    NAME AND AGE              FUND          SERVED                        DURING PAST 5 YEARS
---------------------    --------------  ------------  ----------------------------------------------------------
George L. Stevens        Assistant Vice  Since         Director-CCO Services, Beacon Hill Fund Services, Inc.
Age: 58                  President and   2008          (distributor services, chief compliance officer services
                         Chief                         and/or chief financial officer services) since 2008; Vice
                         Compliance                    President, Citi Fund Services Ohio, Inc. from 1995 to 2008.
                         Officer

Jennifer E. Vollmer      Secretary       Since         Senior Counsel, The PNC Financial Services Group, Inc.
Age: 37                                  2002          since March 2007; Secretary, PCA since 2001; Vice
                                                       President, PCA 2001 to 2007.

Savonne L. Ferguson      Assistant       Since         Vice President, PCA since September 2007; Assistant Vice
Age: 35                  Secretary       2004          President, PCA 2002 to 2007.

PNC ABSOLUTE RETURN MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER
Ramius Fund of Funds Group LLC
599 Lexington Avenue, 19th Floor
New York, New York 10022

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The principal financial officer also is the principal accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. L. White Matthews, III. Mr.
L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2009 and March 31, 2008 set forth in the table below.

                                           2009                                                  2008
                   ---------------------------------------------------   ---------------------------------------------------
                    All fees and      All fees and     All other fees     All fees and      All fees and      All other fees
                   services billed     services to     and services to   services billed     services to     and services to
                       to the            service           service           to the            service           service
                   Registrant that   affiliates that   affiliates that   Registrant that   affiliates that   affiliates that
                      were pre-         were pre-      did not require      were pre-         were pre-      did not require
                      approved          approved        pre-approval        approved          approved         pre-approval
                   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a)     Audit          $25,843             N/A               N/A             $22,000             N/A               N/A
        Fees (1)

(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees

(c)     Tax Fees       $17,667             N/A               N/A             $15,750             N/A               N/A

(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant, its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager ("adviser affiliate"). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) During the registrant's last two fiscal years, there were no waivers of the requirement that non-audit services provided to the registrant or any adviser affiliate be pre-approved.

(f)    Not Applicable.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $17,667 and $15,750, respectively.

(h)    Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant does not invest in voting securities. The registrant is a feeder fund that invests substantially all of its assets, through a Cayman Islands domiciled fund, in a master fund which has the same investment objective as the registrant. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the registrant's voting rights with respect to the Cayman Islands fund and the master fund will pass down to the registrant's own members.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant is a feeder fund that invests substantially all of its assets, through a Cayman Islands domiciled fund, in a master fund which has the same investment objective as the master fund. The investment advisory services are provided to the master fund. As such, the following information pertains to the portfolio managers of the master fund's investment portfolio:

(a)(1) Ramius Fund of Funds Group LLC (formerly known as Ramius HVB Partners,
LLC), a limited liability company organized under the laws of Delaware, is the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is jointly owned by Ramius LLC (formerly Ramius Capital Group, LLC), a limited liability company organized under the laws of Delaware, and HVB, a German corporation. The Adviser's offices are located at 599 Lexington Avenue, 19th Floor, New York, NY 10022. The Adviser is the vehicle for a strategic partnership between HVB and its affiliates and Ramius to combine their respective fund of hedge funds businesses but is managed exclusively by Ramius. The strategic partnership closed on December 31, 2004.

Following the Business Combination Agreement between HVB and UniCredit S.p.A. and the conclusion of the public tender offer by UniCredit S.p.A. to all shareholders of HVB on November 17, 2005, UniCredit S.p.A has a 93.93% stake in HVB thus making HVB and its affiliates a member of the "UniCredit Group." HVB is the second largest private bank in Germany with 5% market share, over 26,000 employees, 680 branches and over 4 million customers. The UniCredit Group holds the leading position in the economic hub of Italy, Germany, Austria and Central and Eastern Europe with over 140,000 employees, 7,000 branches and over 28 million customers.

Ramius is the managing member of the Adviser and is an investment management firm that specializes in utilizing alternative asset class strategies. Ramius has been involved in providing discretionary investment management services to U.S. and international private investors, domestic pension funds, foundations, corporations, insurance companies and other fiduciaries since 1994. Ramius' managing member is C4S & Co., LLC.

The day-to-day management of the Master Fund's portfolio will be the responsibility of the Adviser's Investment Management Committee, which is made up of the following individuals:

THOMAS W. STRAUSS is a Managing Member of Ramius and a member of its Executive Committee. Mr. Strauss is also Chief Executive Officer of the Adviser, the General Partner and Investment Manager for Ramius' multi-manager business, and a member of its Investment Management Committee. Mr. Strauss joined the Adviser in 1995. Mr. Strauss was the former President of Salomon Brothers and Vice Chairman of Salomon Inc. Over the course of his career, he was a former Board member of:
The Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association, and The Federal Reserve Intl. Capital Markets Advisory Committee. Mr. Strauss graduated from the University of Pennsylvania with a Bachelor of Arts degree in Economics.

STUART DAVIES is a Managing Director and Chief Investment Officer of the Adviser, the General Partner and Investment Manager for Ramius' multi-manager business. Mr. Davies joined the firm in January 2009. Prior to joining Ramius, Mr. Davies was a Managing Director and Global Head of Investments at Ivy Asset Management in New York and was a member of Ivy's Executive Committee and Investment Committee. Earlier in Mr. Davies' career, he was a member of the International Investment Committee of Coronation Fund Manager and also spent three years at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc, as Head of the Investment Team. Mr. Davies started his career in 1992 with Deloitte and Touche in both their audit and corporate finance divisions. Mr. Davies graduated from the University of Cape Town with a Bachelor of Commerce and Post Graduate Diploma in Accounting. He is also a Chartered Accountant and a Chartered Financial Analyst.

VIKAS KAPOOR is a Managing Director and Head of Risk Management and Portfolio Construction of the Adviser, the General Partner and Investment Manager for Ramius' multi-manager business. Mr. Kapoor joined the firm in June 2008. Prior to joining Ramius, Mr. Kapoor was a Managing Director at Arden Asset Management focusing on risk management and technology, and was a member of Arden's Investment Committee. Earlier in Mr. Kapoor's career, he was Managing Director of Deutsche Bank's Absolute Return Strategies Group where he also focused on risk infrastructure and technology for both the single manager and fund of funds business. Mr. Kapoor received an M.S. in Computational Finance from Carnegie Mellon University in 2000, an M.B.A. in Finance with Honors from the Tulane University in New Orleans in 1996 and a B.S. in Mechanical Engineering from Regional Engineering College, Kurukshetra, India in 1991.

BRIAN BRISKIN is a Managing Director at the Adviser, the General Partner and Investment Manager for Ramius' multi-manager business. Mr. Briskin is responsible for underlying manager selection, due diligence, and portfolio and risk management activities. Prior to joining Ramius in April 2007, Mr. Briskin was a Managing Director at Focus Investment Group from February 2000 through March 2007. Specifically, Mr. Briskin worked as a member of the Asset Management Committee responsible for underlying manager selection, due diligence, and portfolio management. From 1996 to 2000, Mr. Briskin worked as a Portfolio Research Analyst at Neuberger Berman in New York. Mr. Briskin received a M.B.A. in Finance from The Zicklin School of Business at Baruch College in 1999, and received a B.A. from The State University of New York at Oneonta in Business Economics in 1992. Mr. Briskin received his Chartered Financial Analyst designation from the CFA Institute in 2002.

HIREN PATEL is a Managing Director at the Advisor and Head of the Portfolio Solutions Group which designs customized portfolios for large institutional clients and is the primary interface between Ramius Fund of Fund's portfolio management and business development efforts. Previously, as a Senior Portfolio Manager, he was responsible for manager selection, due diligence, portfolio management and risk assessment activities across a variety of investment strategies. Mr. Patel joined the Firm in February 1998.

Prior to joining Ramius, Mr. Patel was a Senior Consultant in the Securities Industry Consulting Group at Price Waterhouse where he was primarily responsible for providing strategy, technology and operations consulting services to international and domestic commercial banks interested in forming broker/dealer subsidiaries. During the earlier part of his tenure at Price Waterhouse, Mr. Patel was engaged in a variety of strategy, market research, financial and technology consulting projects involving multi-national financial services firms. Mr. Patel received an M.B.A. in Finance from Virginia Tech in 1992 and a B.S. in Finance from Virginia Tech in 1990.

(a)(2) The following table provides information relating to other accounts managed by the Investment Management Committee as of March 31, 2009.

                                               NUMBER OF ACCOUNTS
                                    NUMBER OF    MANAGED WITH                       TOTAL ASSETS MANAGED WITH
                                    ACCOUNTS   PERFORMANCE-BASED                       PERFORMANCE-BASED
                                     MANAGED     ADVISORY FEES      TOTAL ASSETS         ADVISORY FEES
                                    ---------  ------------------  ---------------  -------------------------
THOMAS W. STRAUSS, VIKAS KAPOOR,
BRIAN BRISKIN, HIREN PATEL, STUART
DAVIES*
Registered investment companies         2               2          $   153,259,980      $    153,259,980

Other pooled investment vehicles       24              21          $ 1,321,681,325      $  1,181,873,307

Other accounts                         11              10          $   654,266,757      $    516,931,128

------------

* All portfolio managers work together as a management team, and no individual portfolio manager is solely responsible for an account.

      The Adviser and its affiliates may carry on investment activities for their own accounts, for the accounts of their employees (and their families) and for other accounts in which the Master Fund has no interest. The Adviser and its affiliates also provide investment management services to other clients, including other collective investment vehicles. The Adviser and its affiliates may give advice and recommend securities to other managed accounts or investment funds which may differ from advice given to, or securities recommended or bought for, the master fund, even though their investment programs may be the same or similar.

      Certain inherent conflicts of interest arise from the fact that the Adviser and its affiliates generally carry on other investment activities in which the Fund will have no interest.

(a)(3) Compensation for the portfolio managers is a combination of a fixed salary and a discretionary bonus. The Adviser pays the portfolio managers' compensation in cash. The discretionary bonus is not tied directly to the performance or the value of assets of the registrant or any other fund managed by the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. In addition, senior portfolio managers receive discretionary, non-voting equity-based compensation, a portion of which is reinvested into the Adviser's flagship fund-of-hedge funds product, and which is determined, in part, based on the profits earned by the Adviser. All portfolio managers are also eligible to participate in profit-sharing plans created for employees of the Adviser, pursuant to which a fixed dollar amount of profit sharing is paid in equal amounts to such employees.

(a)(4) As of March 31, 2009, no portfolio manager was the beneficial owner of any securities in the registrant or the master fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Conduct for the principal executive and principal financial officers is incorporated by reference to the registrant's certified shareholder report on Form N-CSR filed with the SEC on June 9, 2008. (Reg. Nos. 811-21815, 33-128723).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   PNC Absolute Return TEDI Fund LLC

By (Signature and Title)*                      /s/ Kevin A. McCreadie
                                               ---------------------------------
                                               Kevin A. McCreadie
                                               Chief Executive Officer

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                      /s/ Kevin A. McCreadie
                                               ---------------------------------
                                               Kevin A. McCreadie
                                               Chief Executive Officer

Date: May 29, 2009

By (Signature and Title)*                      /s/ Jennifer E. Spratley
                                               ---------------------------------
                                               Jennifer E. Spratley
                                               Chief Financial Officer

Date: May 29, 2009

* Print the name and title of each signing officer under his or her signature.